UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

HWH International Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2026, HWH International Inc. (the “Company”) filed an amendment to its amended and restated articles of incorporation to change its corporate name to “EnerSyn Global Inc.” (the “Charter Amendment”). The Charter Amendment will become effective on September 18, 2026 at 11:00 PM eastern time.

The Board of Directors of the Company approved the Charter Amendment pursuant to Chapter 78 of the Nevada Revised Statutes (“NRS”). Pursuant to NRS 78.390, because the Charter Amendment consists only of a change in the name of the Company, no action by the stockholders was required to approve or effect the Charter Amendment. The Charter Amendment will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.0001 per share (“Common Stock”), or the validity or transferability of the shares of Common Stock currently outstanding. The Charter Amendment is attached hereto as Exhibit 3.1.

The Company’s shares of Common Stock will continue to be quoted on The Nasdaq Capital Market. Beginning with the opening of trading on September 22, 2026, trading will be under the new corporate name “EnerSyn Global Inc.” and the symbol “ESYN.” There has been no change to the Common Stock’s CUSIP in connection with the change of the Company’s name and trading symbol.

The Board of Directors of the Company amended the Company’s Bylaws to reflect the name change. The Bylaws, as amended, are attached hereto as Exhibit 3.2 hereto. The amendment to the Bylaws will become effective simultaneously with the effectiveness of the Charter Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Charter Amendment
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HWH INTERNATIONAL INC.

Dated: September 18, 2026	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer